                      Securities and Exchange Commission
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(A)
                    of the Securities Exchange Act of 1934

                          Filed by the Registrant [_]
                Filed by a Party other than the Registrant [X]

                          Check the appropriate box:
                        [_] Preliminary Proxy Statement
                        [_] Definitive Proxy Statement
                      [X] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Circon Corporation
                              ------------------
               (Name of Registrant as Specified in its Charter)

                      United States Surgical Corporation
                      ----------------------------------
                    (Name of Person Filing Proxy Statement)

                                ---------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:  N/A

     (2)  Aggregate number of securities to which transaction applies:  N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction:  N/A

     (5)  Total fee paid:  N/A

[_]  Fee previously paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement Number:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO OF U.S. SURGICAL CORPORATION APPEARS HERE]

                                 BULLETIN

                                                       August 26, 1997

                            WHERE'S YOUR MONEY?

       It is unconscionable that more than 12 months have passed since U.S. Surgical made its first cash offer for all of the outstanding shares of Circon Corporation. U.S. Surgical's tender offers have received overwhelming support from Circon's shareholders. Our last partial offer was oversubscribed by 400% and understandably so; SHAREHOLDERS WANT THEIR MONEY.

               THE VAST MAJORITY OF SHAREHOLDERS HAVE YET TO
                         RECEIVE ONE SINGLE PENNY

                           HOW IS THIS POSSIBLE?

       We believe it is because of GREED. We think it is clear that Circon's management and Board of Directors don't want to sell the Company for fear of losing their jobs and all the executive perks.

       Instead they adopted a "POISON PILL" which made it prohibitively expensive for any bidder to acquire Circon without their approval, even if supported by the vast majority of shareholders.

        TAKE THE FIRST STEP TO ELIMINATE THE OBSTACLE THAT PREVENTS
            YOU FROM MAXIMIZING THE VALUE OF YOUR CIRCON SHARES

       You now have an opportunity to take an important first step in controlling your destiny by removing the obstacle separating you from the cash being offered for your shares by U.S. Surgical.

                         VOTE THE BLUE PROXY CARD

       The long awaited Circon Annual Shareholders Meeting is scheduled for October 6, 1997. Take action against Circon's entrenched Board that has ignored the will of the shareholders who elected them. Now you can replace two current directors with two new directors who are committed to your wishes to sell Circon.

       Exercise your rights by voting on the enclosed BLUE proxy card FOR U.S. Surgical's director nominees and FOR the Maximize Value Resolution.

                                  On behalf of the Board,
                                  /s/ Leon C. Hirsch
                                  Leon C. Hirsch
                                  Chairman, United States Surgical Corporation


                                 IMPORTANT

            Your vote is important, no matter how many or how few Circon shares you own. U.S. Surgical urges you to mark, sign, date and return the enclosed BLUE proxy card to vote FOR the election of the U.S. Surgical nominees and FOR the approval of the Maximize Value Resolution.

            If your Circon shares are registered in your own name, please mark, sign and date the enclosed BLUE proxy card. Return the proxy card to U.S. Surgical, c/o Kissel-Blake Inc. in the enclosed envelope in time to be voted at the Annual Meeting. If any of your Circon shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such Circon shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the BLUE Annual Meeting proxy card.

            Remember--even if you have already tendered your Circon shares in U.S. Surgical's Offer, you must vote your Circon shares on the enclosed BLUE proxy card to support U.S. Surgical's nominees and the Maximize Value
          Resolution.

            For additional information please review the Proxy
          Statement of U.S. Surgical dated August 11, 1997.

            If you have any questions or require assistance voting your Circon shares, please call our proxy solicitors:

                              KISSEL-BLAKE INC.
                               110 Wall Street
                              New York, NY 10005
                        Call Toll Free (800) 554-7733
                Brokers and Banks, please call (212) 344-6733

 PROXY SOLICITED BY UNITED STATES SURGICAL CORPORATION ("U.S. SURGICAL CORP.") AND USS ACQUISITION CORP. (TOGETHER WITH U.S. SURGICAL CORP., "U.S. SURGICAL")
         IN OPPOSITION TO THE BOARD OF DIRECTORS OF CIRCON CORPORATION

  The undersigned hereby appoints LEON C. HIRSCH and THOMAS R. BREMER and each of them, the proxy or proxies of the undersigned, with full power of substitution to vote all shares of Common Stock, par value $.01 per share, of CIRCON CORPORATION (the "Company") which the undersigned would be entitled to vote if personally present at the 1997 Annual Meeting of Shareholders of the Company to be held on October 6, 1997 and at any and all adjournments, postponements, reschedulings or continuations thereof (the "Meeting").

          U.S. SURGICAL RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 BELOW.

  1. ELECTION OF DIRECTORS (check one box only)

    [_] FOR BOTH NOMINEES listed below

    [_] WITHHOLD AUTHORITY to vote for both nominees listed below:

                      CHARLES M. ELSON    VICTOR H. KRULAK

  (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR"
  BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW).
--------------------------------------------------------------------------------

  2. U.S. SURGICAL'S MAXIMIZE VALUE RESOLUTION AS MORE FULLY DESCRIBED IN U.S. SURGICAL'S PROXY STATEMENT DATED AUGUST 11, 1997.

                  FOR [_]     AGAINST [_]     ABSTAIN [_]

  THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS THEREOF.

                                                                          (Over)

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE ADOPTION OF THE RESOLUTION DESCRIBED IN PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS THEREOF. If there is cumulative voting in the election of directors, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal 1 will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or both of such nominees, as the proxies may determine.

  U.S. SURGICAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR THE RESOLUTION DESCRIBED IN PROPOSAL 2.

  The undersigned hereby acknowledges receipt of the Proxy Statement of U.S. Surgical dated August 11, 1997.

                                             DATED: _____________________, 1997

                                             ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature, if held jointly

                                             ----------------------------------
                                             Title or Authority

                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                             APPEARS ON THIS PROXY. JOINT
                                             OWNERS SHOULD EACH SIGN
                                             PERSONALLY. IF SIGNING AS
                                             ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR
                                             GUARDIAN, PLEASE INCLUDE YOUR
                                             FULL TITLE. CORPORATE PROXIES
                                             SHOULD BE SIGNED BY AN AUTHORIZED
                                             OFFICER.

  PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.